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                                                                    EXHIBIT 32.2

                                  CERTIFICATION

           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTION (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                     CODE)

      Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Vornado Operating Company (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 4, 2004                               /s/ JOSEPH MACNOW
                                               -------------------------------
                                               Name:   Joseph Macnow
                                               Title:  Chief Financial Officer